IDS  Life Series Fund, Inc.

Offers seven portfolios with separate goals and objectives to provide investment flexibility for Variable Life Insurance Policies.

2000 ANNUAL REPORT
(PROSPECTUS INCLUDED)

References to "Fund" throughout the remainder of this annual report refer to Equity Portfolio, Equity Income Portfolio, Government Securities Portfolio,
Income Portfolio, International Equity Portfolio, Managed Portfolio and Money Market Portfolio, singularly or collectively as the context requires.


American
 (R)Express

                      Managed by IDS Life Insurance Company

Table of Contents

2000 ANNUAL REPORT

The purpose of this annual report is to tell investors how the  Fund performed.

From the President                                        3

Equity Portfolio
From the Portfolio Manager                                4
The 10 Largest Holdings                                   5
The Fund's Long-term Performance                          6

Equity Income Portfolio
From the Portfolio Manager                                7
The 10 Largest Holdings                                   8
The Fund's Long-term Performance                          9

Government Securities Portfolio
From the Portfolio Manager                               10
The Fund's Long-term Performance                         11

Income Portfolio
From the Portfolio Manager                               12
The 10 Largest Holdings                                  13
The Fund's Long-term Performance                         14

International Equity Portfolio
From the Portfolio Managers                              15
The 10 Largest Holdings                                  16
The Fund's Long-term Performance                         17

Managed Portfolio
From the Portfolio Managers                              18
The 10 Largest Holdings                                  19
The Fund's Long-term Performance                         20

Money Market Portfolio
From the Portfolio Manager                               21

The Fund
Independent Auditors' Report                             22
Financial Statements                                     23
Notes to Financial Statements                            31
Investments in Securities                                38


2000 PROSPECTUS

The prospectus, which is bound with this annual report, describes the Fund in detail.

The Funds                                                3p
Equity Portfolio                                         3p
Equity Income Portfolio                                  7p
Government Securities Portfolio                          9p
Income Portfolio                                        12p
International Equity Portfolio                          15p
Managed Portfolio                                       19p
Money Market Portfolio                                  22p
Fees and Expenses                                       24p
Buying and Selling Shares                               25p
Distributions and Taxes                                 26p
Other Information                                       27p
Financial Highlights                                    28p

IDS LIFE SERIES FUND, INC.

(picture of) Richard W. King
Richard W. King
President

From the President
Diversification and balance continue to be vital elements in a financial strategy. These elements are provided by combining the seven investment options of IDS Life Series Fund with life insurance protection.

While you may allocate your policy's value among these portfolios, please note that all seven investment options may not be available under all policies. For example, the International Equity Portfolio is available only to purchasers of Flexible Premium Variable Life Insurance (Variable Universal Life and Variable Second-to-Die) policies.

For a review of portfolio performance during the past fiscal year (May 1999 through April 2000), please consult the portfolio managers' letters that begin on the next page.

Sincerely,



Richard W. Kling
President
IDS Life Series Fund, Inc.

(This annual report is not part of the prospectus.)       ANNUAL REPORT - 2000

(picture of) Louis Giglio
Louis Giglio
Portfolio manager

From the Portfolio Manager
Equity Portfolio

Despite a steep sell-off in technology-related stocks this past spring, the Fund generated a substantial gain for the fiscal year. For the 12 months -- May 1999 through April 2000 -- the Fund's total return was 71.66%. (This figure does not reflect expenses that apply to the variable subaccounts or the policy.)

It was feast or famine for the stock market and the Fund during the period, as investors went through several mood swings induced by changing perceptions regarding the outlook for corporate profits, inflation and interest rates. Monthly gains reached as high as last February's 30%, which was followed in April by a loss of more than 15%. Overall, though, the ups clearly outweighed the downs.

Much of the volatility resulted from the Fund's heavy emphasis on technology and telecommunications services/equipment stocks, two sectors that were subject to considerable price swings. But when they were good, they were very good. Several holdings, some of which are Internet-related, doubled and even tripled in value during the 12 months.

Among other investment strategies, I invested in a number of initial public stock offerings, which clearly enhanced performance. I also employed a small amount of derivatives -- specifically, put and call options -- to help establish or eliminate positions in relatively illiquid stocks. On the whole, this strategy also benefited performance.

The number of stocks in the Fund increased somewhat during the period, roughly from 100 to 130 issues, as I continued to find attractive investment opportunities. I did, however, trim some larger stocks in order to maintain the focus on the mid-capitalization area.

Looking toward the current fiscal year, last spring's market's decline reinforces the likelihood that the investment environment will remain quite volatile and the importance of maintaining a long-term investment perspective -- one based on years, rather than weeks and months. Despite that caveat, I believe the outlook for the economy and the market remains very bright. I think this is particularly true for technology and telecommunications companies, which continue to enjoy exceptional growth potential and, therefore, remain the largest areas of investment for the Fund.



Louis Giglio

IDS LIFE SERIES FUND, INC.  (This annual report is not part of the prospectus.)

The 10 Largest Holdings
Equity Portfolio

                                           Percent                Value
                                      (of net assets)     (as of April 30, 2000)
 PMC-Sierra                                3.02%               $51,806,249
 VeriSign                                  2.89                 49,478,124
 Juniper Networks                          2.73                 46,791,249
 Teradyne                                  2.44                 41,800,000
 Univision Communications Cl A             2.39                 40,968,750
 SDL                                       2.27                 39,000,000
 Digex                                     2.07                 35,489,999
 Allegiance Telecom                        2.06                 35,375,000
 Flextronics Intl                          2.05                 35,125,000
 Cisco Systems                             1.82                 31,197,656

For further detail about these holdings, please refer to the section entitled "Investments in securities."

(icon of) pie chart
                       The 10 holdings listed here
                       make up 23.74% of net assets

(This annual report is not part of the prospectus.)        ANNUAL REPORT - 2000

The Fund's Long-term Performance

Equity Portfolio

                   How $10,000 has grown in Equity Portfolio

$80,000

                                                                      $75,455
                                                               Equity Portfolio
$70,000

$60,000
                                                                 S&P 500 Index
$50,000

$40,000

$30,000
                                             S&P Midcap 400 Index
$20,000

$10,000

     '90    '91    '92    '93    '94    '95    '96    '97    '98     '99   '00

 Average Annual Total Returns (as of April 30, 2000)
                    1 year                 5 years                 10 years
                   +71.66%                 +28.65%                  +22.40%

On the chart above you can see how the Fund's total return compared to two widely cited performance indexes, the Standard & Poor's 500 Index (S&P 500 Index) and the Standard & Poor's Midcap 400 Index (S&P Midcap 400 Index).

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies are generally larger than those in which the Fund invests.

The S&P Midcap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

IDS LIFE SERIES FUND, INC.  (This annual report is not part of the prospectus.)

(picture of) Keith Tufte
Keith Tufte
Portfolio manager

From the Portfolio Manager
Equity Income Portfolio

Value stocks remained out of favor for most of the past 11 months, tempering the performance of the Fund. For the June 17, 1999 (the Fund's inception date) through April 2000 fiscal year, the Fund's total return was -4.12%. (This figure does not reflect expenses that apply to the variable subaccounts or the policy.)

With the economy humming along, inflation remaining under control and companies reporting generally healthy profits, the stock market had the wind at its back for much of the period. This was particularly true during the final three months of 1999, when the market rallied in dramatic fashion, thanks in part to increasing excitement about the potential of the Internet. But there were some slumps as well, most notably this past April, when renewed concerns about inflation and higher interest rates drove the market into a sharp decline. All in all, though, the ups outweighed the downs.

As has been the case in recent years, the market's advances were most often led by growth stocks, particularly high-flying, technology-related issues -- quite the opposite of the value emphasis of the Fund. Still, value stocks did have their moments, such as last April when they held up much better than high-priced growth stocks during the market's drubbing. But over the course of the fiscal year, it was clearly a growth-driven market.

Looking at the holdings, financial services stocks made up the biggest area of investment for the Fund. On the whole, they generated poor results as they were hindered by periodic rises in interest rates. As for other sectors, value-oriented technology stocks were volatile, but made a positive contribution. Utility stocks also were affected by higher interest rates, but finished the period with a modest overall gain. Energy-related stocks produced the best results, as they benefited from a run-up in the price of oil. Consumer-cyclical stocks, including retailers, were modestly positive performers.

I made only small changes to the investment mix during the period, the most notable being an increase in technology holdings in the summer of 1999. I subsequently reversed that shift in the fall.

As the new fiscal year begins, the stock market continues to struggle under the threat of higher inflation and higher interest rates, which may not be resolved for several months. In the meantime, the fact that the Fund held up relatively well during the market's turbulence of last April is encouraging and may prove to be an early indication that value stocks are attracting more interest from investors.



Keith Tufte

(This annual report is not part of the prospectus.)        ANNUAL REPORT - 2000

The 10 Largest Holdings
Equity Income Portfolio

                                            Percent               Value
                                        (of net assets)  (as of April 30, 2000)
 Citigroup                                     2.99%            $68,353
 American Intl Group                           2.11              48,263
 Exxon Mobil                                   1.92              43,892
 CBS                                           1.67              38,246
 Circuit City Stores-Circuit City Group        1.60              36,640
 Chevron                                       1.59              36,263
 AT&T                                          1.40              32,073
 SBC Communications                            1.35              30,887
 Providian Financial                           1.32              30,117
 Target                                        1.28              29,288

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

                        The 10 holdings listed here
                        make up 17.23% of net assets


IDS LIFE SERIES FUND, INC.  (This annual report is not part of the prospectus.)

The Fund's Long-term Performance

Equity Income Portfolio

                How $10,000 has grown in Equity Income Portfolio

$20,000






                                                            S&P 500 Index
$10,000
                  Russell 1000                Lipper Equity Income
                  Value Index                     Funds Index           $9,590
                                                                  Equity Income
                                                                      Portfolio


7/1/99   7/99   8/99   9/99   10/99    11/99   12/99  1/00   2/00   3/00   4/00

 Average Annual Total Returns (as of April 30, 2000)
                                                       Since inception*
                                                            -4.12%

*Inception date was June 17, 1999.

On the chart above you can see how the Fund's total return compared to three widely cited performance indexes, the Standard & Poor's 500 Index (S&P 500 Index), the Russell 1000 Value Index and the Lipper Equity Income Funds Index.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or policies.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies are generally larger than those in which the Fund invests.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Lipper Equity Income Funds Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(This annual report is not part of the prospectus.)        ANNUAL REPORT - 2000

(picture of) Colin Lundgren
Colin Lundgren
Portfolio manager

From the Portfolio Manager
Government Securities Portfolio

The bond market struggled for most of the past 12 months as concerns about potentially higher inflation led to rising interest rates and falling prices. Still, the Fund managed to generate a positive total return of 0.86% for the fiscal year -- May 1999 through April 2000. (This figure does not reflect expenses that apply to the variable subaccounts or the policy.)

With the economy still growing at a remarkably strong pace, investors were unnerved at the outset of the period when data showed a modest rise in inflation. That uneasiness was soon reinforced by the Federal Reserve (the Fed), which raised short-term interest rates in June and again in August. (By way of background, the Fed typically raises rates to slow down the economy and, consequently, keep inflation under control.) Investors quickly took those events as a cue to sell bonds, which in turn drove intermediate- and long-term interest rates up and bond prices down through last summer.

Aside from a relatively brief respite in the fall, the negative sentiment hung over the bond market for most of the rest of the fiscal year, as the Fed followed up with three more interest-rate hikes and the economic data hinted at the possibility of a sustained upturn in inflation. As a result, with the exception of long-term Treasury bonds, which rallied late in the fiscal year as a result of the federal government's effort to buy back such issues, other sectors of the bond market continued to languish.

Because I expected interest rates to head higher over the 12 months and consequently drive down bond prices, I kept a relatively short duration in the Fund. (Duration, a function of the average maturity of the holdings, affects how sensitive the portfolio's value is to interest-rate fluctuations. In general, the shorter the duration, the less the sensitivity.) In addition, early in the period I kept the great majority of assets invested in mortgage-backed securities, which fared better than short- and intermediate-term Treasury bonds. Beginning in January, I shifted some money from short- and intermediate-term Treasurys into long-term Treasurys to take advantage of the powerful rally in that sector.

As the new fiscal year begins, I think it's likely that the economy will remain robust and inflation will pick up moderately. If so, that probably will lead to additional rate increases by the Fed and continued pressure on the bond market. Given that outlook, I plan to maintain a conservative investment approach centered on preserving Fund value and enhancing the interest income in a prudent fashion.



Colin Lundgren

IDS LIFE SERIES FUND, INC.  (This annual report is not part of the prospectus.)

The  Fund's  Long-term  Performance
Government Securities Portfolio

                How $10,000 has grown in Government Securities Portfolio
$30,000


                                                        Merrill Lynch
                                                 U.S. Government Index
                                                                       $20,809
                                                Government Securities Portfolio
$20,000


                                    Merrill Lynch 1-3 year
                                       Government Index
$10,000


'90    '91    '92    '93    '94     '95     '96     '97     '98     '99     '00


 Average Annual Total Returns (as of April 30, 2000)
                  1 year               5 years               10 years
                  +0.86%                +5.95%                 +7.60%

On the chart above you can see how the Fund's total return compared to two widely cited performance measure, the Merrill Lynch U.S. Government Index and the Merrill Lynch 1-3 year Government Index. Recently, the Fund's portfolio manager recommended that the Fund change its comparative index from the Merrill Lynch 1-3 year Government Index to the Merrill Lynch U.S. Government Index. The portfolio manager made this recommendation because the new index more closely represents the Fund's holdings and information for the index is more readily available. We will include both the Merrill Lynch 1-3 year Government Index and the Merrill Lynch U.S. Government Index in this transition year. In the future, however, only the Merrill Lynch U.S. Government Index will be included.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

Merrill Lynch U.S. Government Index is an unmanaged list of all treasury and agency securities. The index is used as a general measure of performance. However, the securities used to create the index may not be representative of the debt securities held in the Government Securities Portfolio.

Merrill Lynch 1-3 Year Government Index is an unmanaged list of all treasury and agency securities. The index is used as a general measure of performance. However, the securities used to create the index may not be representative of the debt securities held in the Government Securities Portfolio.

(This annual report is not part of the prospectus.)        ANNUAL REPORT - 2000

(picture of) Lorraine R. Hart
Loraine R. Hart
Portfolio manager

From the Portfolio Manager
Income Portfolio

Rising interest rates made for a difficult investment environment during the past 12 months. Income Portfolio's performance reflected the conditions, as it experienced a total return of -0.25% for the fiscal year -- May 1999 through April 2000. (This figure does not reflect expenses that apply to the variable subaccounts or the policy.)

After falling to remarkably low levels during the past two years, inflation showed some signs that it might be picking up a bit at the outset of the period. (Inflation is a bond investor's ongoing nemesis, as it erodes the value of existing bonds.) That concern set a negative tone for the bond market that continued for most of the 12 months, periodically driving down prices in most sectors of the market.

The inflation threat evidently appeared genuine to the Federal Reserve Board, (the Fed), which increased short-term interest rates five times during the fiscal year. (The Fed typically raises rates to cool off the economy and, consequently, head off a potential run-up in inflation.) Although the inflation data remained largely inconclusive, bond investors clearly were reluctant to make a buying commitment in most sectors of the bond market.

To provide some protection against the rising-rate trend, I kept a shorter-than-average duration in the Fund. (Duration, a function of the average maturity of the holdings, affects a portfolio's price sensitivity to interest-rate changes. In general, the shorter the duration, the less the sensitivity.) While the duration strategy could not completely shield the Fund from the overall downturn in bond prices, it did allow the value of the Fund to hold up relatively well. Also beneficial was an overall shift toward higher-quality securities.

I kept the great majority of assets invested in corporate bonds (both high- and low-grade) and mortgage-backed bonds, which proved to be relatively good performers in 1999 but poor ones thus far in 2000. Long-term U.S. Treasury bonds, a comparatively small area of investment, slumped during 1999, then rebounded sharply during the final four months of the period.

Although the data have yet to provide clear evidence of a trend toward higher inflation, I think interest rates are likely to move somewhat higher in the months ahead. Consequently, at least over the near term, I expect to maintain a conservative investment approach that centers on a relatively short duration in the Fund.



Lorraine R. Hart

IDS LIFE SERIES FUND, INC.  (This annual report is not part of the prospectus.)

The  10  Largest  Holdings
Income Portfolio

                                       Percent                     Value
                                   (of net assets)        (as of April 30, 2000)
Comcast
 9.13% 2006                                .56%                   $521,546
Kroger
 8.15% 2006                                .55                     506,915
Packaging Corp of America
 9.63% 2009                                .55                     503,749
Kerr-McGee
 8.13% 2005                                .54                     502,682
BellSouth Capital Funding
 7.75% 2010                                .54                     500,620
DLJ Secured Loan Trust
 10.13% 2007                               .54                     499,999
U S WEST Capital Funding
 6.88% 2001                                .54                     496,045
Ingersoll-Rand
 6.26% 2001                                .54                     495,761
Sanwa Finance Aruba
 8.35% 2009                                .53                     493,924
Cable & Wireless Communications
 6.38% 2003                                .53                     491,009

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in securities."

(icon of) pie chart
                           The 10 holdings listed here
                           make up 5.42% of net assets

(This annual report is not part of the prospectus.)       ANNUAL REPORT - 2000

The Fund's Long-term Performance
Income Portfolio

                   How $10,000 has grown in Income Portfolio

$30,000


                                                                      $22,255
$20,000                                                        Income Portfolio
                                         Lehman Brothers
                                        Aggregate Bond Index

$10,000


   '90    '91    '92    '93    '94    '95    '96    '97    '98     '99    '00

 Average Annual Total Returns (as of April 30, 2000)
                         1 year              5 years           10 years
                         -0.25%               +6.19%             +8.33%

On the chart above you can see how the Fund's total return compared to a widely cited performance measure, the Lehman Brothers Aggregate Bond Index.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of a representative list of government and corporate bonds as well as asset-backed securities and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

IDS LIFE SERIES FUND, INC.  (This annual report is not part of the prospectus.)

(picture of) Peter Lamaison
Peter Lamaison
Portfolio manager

(picture of) Ian J. King
Ian J. King
Portfolio manager

From  the Portfolio Managers
International Equity Portfolio

It was an up-and-down 12 months for the major foreign stock markets. But in the end, it proved to be a productive period overall. For the Fund, the result was a total return of 17.44% over the fiscal year -- May 1999 through April 2000. (This figure does not reflect expenses that apply to the variable subaccounts or the policy.)

The period got off to a poor start, as increasing concern about a possible increase in the U.S. inflation rate sent many stock markets into retreat. As was often the case over the 12 months, the situation was compounded by a decline in Europe's new common currency, the euro, and, to a lesser degree, the yen. (A decline in a local currency versus the dollar ultimately reduces returns for U.S.-based investors.)

The markets managed to make some progress over the summer, putting the Fund back into positive territory. But the best was yet to come. Feeding off a powerful rally in U.S. stocks, Europe and Japan surged from October through year-end. Particularly strong were stocks in the technology and telecommunications sectors -- the two largest areas of investment for the Fund -- which were driven by excitement about the potential of the Internet.

The rest of the fiscal year, though, turned out to be a struggle, as investors became increasingly concerned about the potential for higher inflation and central banks' willingness to raise interest rates to head off that possibility. The worst month was April, when a steep sell-off in technology-related stock roiled markets worldwide, causing the Fund to give back a good portion of its gain.

Leading the list of positive contributors to performance for the year as a whole were technology, telecommunications and media stocks, which made up as much as 50% of assets at times. We also kept a healthy exposure to pharmaceuticals, which provided generally good results. On the other hand, we had relatively few investments in cyclical and financial services issues, which proved to be lackluster.

Japan was the largest in terms of single-country allocation (about one-third of assets at the peak). Investments in the United Kingdom, France, Germany, Italy and the Netherlands comprised nearly all of the rest and, therefore, the majority of the Fund. Late in the period, we reduced our Japanese holdings and moved more money into Europe, a reflection of our view that Europe offers the better opportunity for gain, at least over the near term.



Peter Lamaison



Ian J. King


(This annual report is not part of the prospectus.)        ANNUAL REPORT - 2000

The 10 Largest Holdings
International Equity Portfolio

                                           Percent              Value
                                       (of net assets)   (as of April 30, 2000)
 Ericsson (LM) Cl B (Sweden)                4.36%            $16,522,813
 Glaxo Wellcome ADR (United Kingdom)        4.24              16,076,727
 Nokia (Finland)                            3.22              12,195,631
 Vodafone AirTouch (United Kingdom)         3.06              11,600,591
 Nippon Telegraph & Telephone (Japan)       2.33               8,846,892
 Cap Gemini (France)                        2.26               8,570,769
 Total Petroleum Cl B (France)              2.16               8,173,782
 Tesco (United Kingdom)                     2.12               8,047,262
 BG Group (United Kingdom)                  2.10               7,948,240
 EMI Group ADR (United Kingdom)             2.09               7,933,216

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

                           The 10  holdings  listed  here
                           make up 27.94% of net assets

IDS LIFE SERIES FUND, INC.  (This annual report is not part of the prospectus.)

The  Fund's Long-term Performance
International Equity Portfolio

             How $10,000 has grown in International Equity Portfolio

$30,000

                                                                     $27,207
                                                International Equity Portfolio
$20,000



$10,000
                                              MSCI EAFE Index

   11/1/94     4/95      4/96      4/97      4/98      4/99      4/00

 Average Annual Total Returns (as of April 30, 2000)
                             1 year          5 years      Since inception*
                            +17.44%          +21.12%           +19.94%

*Inception date was Oct. 28, 1994.

On the chart above you can see how the Fund's total return compared to a widely cited performance measure, the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index). Recently, the Fund's portfolio managers recommended that the Fund change its comparative index from the Goldman Sachs Extended Global Market Index ex. U.S.(Goldman Sachs EGMI ex. U.S.) to the MSCI EAFE Index. The portfolio managers made this recommendation because the new index more closely represents the Fund's holdings and information for the index is more readily available. We would normally include both the MSCI EAFE Index and the Goldman Sachs EGMI ex. U.S. in this transition year, however, information for the Goldman Sachs EGMI ex. U.S. is no longer available.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

The MSCIEAFE Index is an unmanaged index compiled from a composite of securities markets of Europe, Australia and the Far East, and is widely recognized by investors  in  foreign  markets  as the  measurement  index  for  portfolios  of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(This annual report is not part of the prospectus.)        ANNUAL REPORT - 2000

(picture of) Doug Guffy
Doug Guffy
Portfolio manager

(picture of) Jeannette K. Parr
Jeannette K. Parr
Portfolio manager

From the Portfolio Managers
Managed Portfolio

The Fund enjoyed a productive fiscal year, thanks largely to its substantial investment in technology-related stocks. For the 12 months -- May 1999 through April 2000 -- the total return for the Fund was 20.79%. (This figure does not reflect expenses that apply to the variable subaccounts or the policy.)

The stock market experienced considerable volatility during the period, as investors weighed the positive factors of a strong economy and generally good corporate profits against the negative forces of higher interest rates and a potential increase in the inflation rate. The best period for the market was the last three months of 1999, when increasing excitement about the potential for the Internet helped power a spectacular rally. The period ended on a sour note, however, as interest-rate and inflation concerns sparked a sharp sell-off in April. But all in all, it was a good period for the stock market.

Leading the way for the market and the Fund were technology-related stocks, which easily comprised our largest area of investment (more than 50% of assets at the peak). Among the best-performing tech segments were communications equipment, cable television, computer networking, software, semiconductors and electronic equipment. Looking at other areas, retailing performed well for the Fund, while financial services and health care were weak.

On the bond side, rising interest rates took its toll for much of the 12 months. (Generally, rising rates depress bond prices.) Although inflation continued to be well-behaved overall, investors were dubious about what the future would bring, a feeling that was reinforced by five increases in short-term interest rates by the Federal Reserve. As for the Fund's holdings, U.S. Treasury bonds lost ground until January, after which they staged a solid recovery. High-grade corporate issues were more consistent performers, and fared somewhat better for the year as a whole.

Looking at changes to the Fund, the most notable was an increase in exposure to technology-related stocks, some of which resulted from the addition of stocks as well as appreciation in the issues we already held. As for the asset mix, until January stocks made up approximately 70% of the investments, with nearly all the rest in bonds. At that point, we shifted more assets into stocks, resulting in roughly a 75/25 mix. As the new fiscal year begins, we are maintaining essentially the same Fund structure.



Doug Guffy



Jeanette K. Parr


IDS LIFE SERIES FUND, INC.  (This annual report is not part of the prospectus.)

The 10 Largest Holdings
Managed Portfolio

                                     Percent                    Value
                                 (of net assets)       (as of April 30, 2000)
 Cisco Systems                          4.53%               $37,437,187
 Corning                                4.06                 33,575,000
 General Electric                       3.42                 28,305,000
 JDS Uniphase                           3.01                 24,900,000
 Intel                                  2.92                 24,094,375
 Solectron                              2.83                 23,406,250
 Microsoft                              2.53                 20,925,000
 MCI WorldCom                           2.53                 20,901,250
 Nortel Networks                        2.40                 19,818,750
 Jabil Circuit                          2.38                 19,650,000

For further detail about these holdings, please refer to the section entitled "Investments in securities."

(icon of) pie chart

                           The 10 holdings listed here
                           make up 30.61% of net assets

(This annual report is not part of the prospectus.)        ANNUAL REPORT - 2000

The Fund's Long-term Performance
Managed Portfolio

                   How $10,000 has grown in Managed Portfolio

$60,000
                                                      S&P 500
$50,000                                                Index
                                                                        $45,024
$40,000                                                                 Managed
                                                                      Portfolio
$30,000

$20,000                                        Lipper Balanced
                                                  Fund Index
$10,000

    '90    '91    '92    '93    '94    '95    '96    '97    '98     '99    '00

 Average Annual Total Returns (as of April 30, 2000)
                             1 year              5 years             10 years
                            +20.79%              +18.39%              +16.24%

On the chart above you can see how the Fund's total return compared to two widely cited performance indexes, the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Balanced Fund Index.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies are generally larger than those in which the Fund invests.

Lipper Balanced Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

IDS LIFE SERIES FUND, INC.  (This annual report is not part of the prospectus.)

(picture of) Terry Fettig
Terry Fettig
Portfolio manager

From the Portfolio Manager
Money Market Portfolio

Short-term interest rates rose during the past 12 months, leading to an increase in the Fund's yield over the fiscal year -- May 1999 through April 2000. For the period, the Fund generated a return of 5.11%, while its seven-day yield was 5.59%.* (These figures do not reflect expenses that apply to the variable subaccounts or the policy.)

In keeping with its objective, the Fund also maintained a net asset value of $1 per share during the period. (An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.)

The economy remained remarkably strong during the period, while unemployment stayed at historically low levels. Inflation periodically showed signs of picking up, causing some concern among investors that a trend toward higher inflation might be emerging.

Evidently, the Federal Reserve Board (the Fed) shared that concern, as it raised short-term interest rates five times during the 12 months. (By way of background, the Fed typically raises interest rates to cool off the economy and, therefore, keep inflation under control.) The ultimate impact on the Fund was that the interest rates on the types of securities it invests in also rose, resulting in a higher Fund yield.

Normally, I keep the average maturity of the securities in the Fund in the 40- to 50-day range. But because I expected interest rates to rise as the period progressed, late in 1999 I lowered the maturity to the 30- to 40-day range. The shorter maturity allowed me to take quicker advantage of the higher rates available on newly issued securities, which ultimately enhanced the Fund's yield. As always, the Fund remained invested in high-quality securities, primarily top-rated commercial paper, (short-term securities issued by banks and corporations), complemented by U.S. government issues and bank letters of credit.

Looking to the new fiscal year, I expect the trend toward higher short-term interest rates to continue, as the Fed tries to rein in the economy and keep a lid on inflation. In light of that, I plan to keep the Fund's maturity shorter than normal.



Terry Fettig

*The yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. This yield is based on the seven-day yield as of April 30, 2000.

(This annual report is not part of the prospectus.)        ANNUAL REPORT - 2000

The  financial   statements   contained  in  Post-Effective   Amendment  #26  to
Registration Statement No. 2-97636 filed on or about June 29, 2000, are incorporated herein by reference.

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IDS Life Series Fund, Inc.
200 AXP Financial Center
Minneapolis, MN  55474

                                                                   AMERICAN
                                                                     EXPRESS
                                                                   (R)

                                                                S-6191 P (6/00)

STATEMENT OF DIFFERENCES

Difference                                       Description

1)   The layout is different                     1)  Some of the layout in the
     throughout the annual report.                   annual report to
                                                     shareholders is in two
                                                     columns.

2)   There are pictures, icons                   2)  Each picture, icon and
     and graphs throughout the                       graph is described in
     annual report.                                  parentheses.